Exhibit 10.3

EMPLOYEE MATTERS AGREEMENT

THIS EMPLOYEE MATTERS AGREEMENT (this “Agreement”) is dated January 31, 2022, by and between EXELON CORPORATION, a Pennsylvania corporation (“Exelon”), and Constellation Energy Corporation, a Pennsylvania corporation and a direct, wholly-owned subsidiary of Exelon (“Constellation”). Exelon and Constellation are sometimes referred to herein individually as a “Party,” and collectively as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in Section 1.1.

RECITALS

WHEREAS, Exelon and Constellation have entered into a Separation Agreement, dated as of the date hereof (the “Separation Agreement”), pursuant to which Exelon will distribute on a pro rata basis to the holders of shares of Exelon common stock, without par value (“Exelon Shares”), without any consideration being paid by the holders of such Exelon Shares, all of the outstanding shares of Constellation common stock, without par value (“Constellation Shares”), owned by Exelon as of the Distribution Date (as defined in the Separation Agreement); and

WHEREAS, in connection with the Distribution (as defined in the Separation Agreement), Exelon and Constellation desire to enter into this Employee Matters Agreement.

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1           Definitions. Unless otherwise defined herein, each capitalized term shall have the meaning specified for such term in the Separation Agreement. As used in this Agreement:

“Adjusted Exelon Stock Award” has the meaning set forth in Section 6.2(b).

“Adjusted Exelon Stock Option Award” has the meaning set forth in Section 6.4(b).

“Agreement” means this Employee Matters Agreement together with those parts of the Separation Agreement referenced herein and all schedules hereto and all amendments, modifications and changes hereto and thereto.

“BSC” means Exelon Business Services Company, LLC.

“Code” means the Internal Revenue Code of 1986.

“ComEd” means Commonwealth Edison Company.

“ComEd/BSC-Local 15 Agreement” means the Agreement (including the collective bargaining agreements referenced therein) entered into prior to the Distribution Date among ComEd and BSC, including any transferees from and/or successors to ComEd and/or BSC and Local 15 of the International Brotherhood of Electrical Workers (“Local 15”) on behalf of its members that addresses the impact of the Distribution on the collective bargaining agreement among ComEd/BSC and Local 15 and on the Exelon Employees represented by Local 15.

“Constellation” has the meaning set forth in the first paragraph of this Agreement.

“Constellation Board” means the Board of Directors of Constellation (or, as the context requires, the Compensation Committee or Corporate Governance Committee thereof).

“Constellation Business” means a business involving the competitive power generation and marketing and trading of electricity and gas, principally through Exelon Generation Company, LLC and its Subsidiaries. For the sake of clarity, Constellation Business also includes any other business conducted by any member of the Constellation Group as of or prior to the date of this Agreement.

“Constellation Conversion Ratio” has the meaning set forth in Section 6.2(a).

“Constellation Director” means a person who serves as a nonemployee director of Constellation immediately after the Distribution Date.

“Constellation Director Deferred Compensation Plans” has the meaning set forth in Section 3.3(c).

“Constellation Executive Deferred Compensation Plans” has the meaning set forth in Section 3.3(a).

“Constellation Employee” means (i) each person who immediately prior to the Distribution Date is employed by a member of the Constellation Group, (ii) each former employee of Exelon or any of its Affiliates whose last employment prior to termination was with a member of the Constellation Group and (iii) each former employee of Exelon or any of its Affiliates whose last employment prior to termination was with a member of the Exelon Group but (A) whose job duties immediately prior to termination related primarily to the Constellation Business, (B) who immediately prior to termination was employed at a location that primarily served the Constellation Business or (C) who was a Shared Services Employee whose employment terminated on or after January 1, 2001 and who immediately prior to termination was not employed at a location that primarily served either the Exelon Business or the Constellation Business; provided that no person who is listed as an Exelon Employee in Schedule A hereto shall be considered a Constellation Employee. Prior to the Distribution Date, Exelon shall determine, in its sole discretion, which current and former employees are Constellation Employees, based on their title and location of employment and such other criteria that Exelon determines are controlling.

“Constellation ESP” has the meaning set forth in Section 3.1(a).

“Constellation ESP Trust” means the trust maintained under the Constellation ESP.

“Constellation ESPP” has the meaning set forth in Section 6.6(a).

“Constellation Fringe Benefit Plans” has the meaning set forth in Section 5.5.

“Constellation FSA” has the meaning set forth in Section 4.5.

“Constellation Group” means (a) Constellation, (b) the Constellation Entities and (c) each Person that becomes a subsidiary of Constellation after the Distribution, including in each case any Person that is merged or consolidated with or into, or the result of a statutory division of, Constellation or any Subsidiary of Constellation.

“Constellation Pension Plans” has the meaning set forth in Section 3.2(a).

“Constellation Pension Trust” has the meaning set forth in Section 3.2(c).

“Constellation Post-Distribution Stock Price” means the per share price of Constellation Shares, determined on a post-Distribution basis, which shall be equal to the average of the volume weighted average price of Constellation Shares for each of the five consecutive trading days beginning with the day immediately following the Distribution Date.

“Constellation Rabbi Trusts” has the meaning set forth in Section 3.3(a).

“Constellation Retiree Welfare Plans” has the meaning set forth in Section 4.6(a).

“Constellation Shares” has the meaning set forth in the recitals of this Agreement.

“Constellation Stock Plans” has the meaning set forth in Section 6.1.

“Constellation Welfare Plan” has the meaning set forth in Section 4.1.

“Compensation Committee” means the Compensation and Leadership Development Committee of the Exelon Board or the Compensation and Leadership Development Committee of the Constellation Board, as the case may be (or any successor committee thereto).

“Corporate Governance Committee” means the Corporate Governance Committee of the Exelon Board or the Corporate Governance Committee of the Constellation Board, as the case may be (or any successor committee thereto).

“Deceased Constellation Employee” means a Constellation Employee who died prior to the Distribution Date.

“Deceased Exelon Employee” means an Exelon Employee who died prior to the Distribution Date.

“Designated Pension Plans” means (i) the Exelon Employee Pension Plan for Clinton, TMI and Oyster Creek (consisting of Exelon Pension Plan for Represented Employees at TMI and OYC, Exelon Pension Plan for Non-Represented Employees at TMI and OYC, Exelon Pension Plan for Represented Employees at Clinton, Exelon Pension Plan for Non-Represented Employees at Clinton, Exelon Cash Balance Pension Plan for Employees at TMI, OYC and Clinton, Exelon Corporation Cash Balance Plan for Non-Bargaining Employees at J.A.F., Exelon Corporation Retirement Plan II for Non-Bargaining Employees at J.A.F., Exelon Corporation Retirement Plan II for Bargaining Employees at J.A.F., and Exelon Corporation Retirement Plan III for Employees at J.A.F.), (ii) the Exelon New England Union Employees Pension Plan, (iii) the Pension Plan of Constellation Energy Nuclear Group, LLC, (iv) the Nine Mile Point Pension Plan, and (v) the Constellation Mystic Power, LLC Union Employees Pension Plan including Plan A and Plan B.

“Designated 401(k) Plans” means (i) the Exelon Employee Savings Plan for Represented Employees at TMI and Oyster Creek and (ii) the Exelon Employee Savings Plan for Represented Employees at Clinton.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Exelon” has the meaning set forth in the first paragraph of this Agreement.

“Exelon Business” means a business involving the regulated transmission and distribution of electricity and natural gas, principally through Exelon Energy Delivery Company, LLC and its Subsidiaries. For the sake of clarity, the Exelon Business does not include the Constellation Business.

“Exelon Conversion Ratio” has the meaning set forth in Section 6.2(b).

“Exelon DB Master Trust” has the meaning set forth in Section 3.2(c).

“Exelon Director Deferred Compensation Plans” means (i) the Exelon Corporation Non-Employee Directors’ Deferred Stock Unit Plan, (ii) the Exelon Corporation Unfunded Deferred Compensation Plan for Directors, (iii) the Constellation Energy Group Deferred Compensation Plan for Non-Employee Directors, (iv) the Atlantic City Electric Director Retirement Plan, and any other nonqualified deferred compensation plan maintained by a member of the Exelon Group or the Constellation Group for the benefit of nonemployee directors.

“Exelon Executive Deferred Compensation Plans” means (i) the Exelon Corporation Deferred Compensation Plan, (ii) the Exelon Corporation Supplemental Management Retirement Plan, (iii) the Exelon Corporation Stock Deferral Plan, (iv) the Exelon Corporation Supplemental Pension Benefit Plan, (v) the PECO Energy Company Supplemental Pension Benefit Plan, (vi) the Unicom Corporation Deferred Compensation Unit Plan, (vii) the Constellation Energy Group Nonqualified Deferred Compensation Plan, (viii) the Constellation Energy Group Benefits Restoration Plan, (ix) the Constellation Energy Group Supplemental Pension Plan, (x) the Constellation Energy Nuclear Plan, LLC Executive Retirement Plan, (xi) the Constellation Energy Nuclear Plan, LLC Benefits Restoration Plan, (xii) the Pepco Holdings LLC 2011 Supplemental Executive Retirement Plan, (xiii) the Conectiv Supplemental Executive Retirement Plan, (xiv) the Pepco Holdings LLC Combined Executive Retirement Plan, (xv) the PEPCO Deferred Compensation Plan, (xvi) the Commonwealth Edison Company Deferred Compensation Plan and any other nonqualified deferred compensation plan maintained by a member of the Exelon Group or the Constellation Group for current or former employees.

“Exelon DSU Award” means a deferred stock unit award granted under any of the Exelon Stock Plans that is outstanding as of the Distribution Date.

“Exelon Employee” means (i) each person who immediately prior to the Distribution Date is employed by a member of the Exelon Group, (ii) each former employee of Exelon or any of its Affiliates (A) whose job duties immediately prior to termination related primarily to the Exelon Business, (B) who immediately prior to termination was employed at a location that primarily served the Exelon Business or (C) who was a Shared Services Employee whose employment terminated prior to January 1, 2001 and who immediately prior to termination was not employed at a location that primarily served either the Exelon Business or the Constellation Business and (iii) such other former employees of Exelon or any of its Affiliates who are listed in Schedule A hereto. Prior to the Distribution Date, Exelon shall determine, in its sole discretion, which current and former employees are Exelon Employees, based on their title and location of employment and such other criteria that Exelon determines are controlling.

“Exelon ESP” means the Exelon Corporation Employee Savings Plan.

“Exelon ESP Trust” means the trust maintained under the Exelon ESP.

“Exelon ESPP” has the meaning set forth in Section 6.6(a).

“Exelon Fringe Benefit Plans” has the meaning set forth in Section 5.5.

“Exelon FSA” has the meaning set forth in Section 4.5.

“Exelon Group” means, collectively, Exelon and the Subsidiaries and entities held by Exelon other than Constellation and the Constellation Entities.

“Exelon Non-ERISA Benefit Arrangement” means any Non-ERISA Benefit Arrangement sponsored or maintained by Exelon or any of its Subsidiaries.

“Exelon Pension Plans” means (i) the Exelon Corporation Retirement Program (consisting of the Commonwealth Edison Company Service Annuity System, Service Annuity Plan of PECO Energy Company and Exelon Corporation Cash Balance Pension Plan), (ii) the Exelon Corporation Pension Plan for Bargaining Unit Employees, (iii) the Pension Plan of Constellation Energy Group, Inc., and (iv) the Pepco Holdings LLC Retirement Plan (consisting of GRP Sub-Plan, ACE Sub-Plan, PHI Sub-Plan, Delmarva Sub-Plan and Conectiv Cash Balance Sub-Plan).

“Exelon Performance Share Award” means a performance share award granted under any of the Exelon Stock Plans that is outstanding as of the Distribution Date.

“Exelon Plan” means any Pension Plan or Welfare Plan sponsored or maintained by a member of the Exelon Group.

“Exelon Post-Distribution Stock Price” means the per share price of Exelon Shares, determined on a post-Distribution basis, which shall be equal to the average of the volume weighted average price of Exelon Shares for each of the five consecutive trading days beginning with the day immediately following the Distribution Date.

“Exelon Pre-Distribution Stock Price” means the per share price of Exelon Shares, determined on a pre-Distribution basis, which shall be equal to the average of the volume weighted average price of Exelon Shares, traded regular way, for each of the five consecutive trading days immediately preceding and including the Distribution Date.

“Exelon Rabbi Trusts” has the meaning set forth in Section 3.3(a).

“Exelon Retiree Welfare Plans” means Exelon Welfare Plans that cover retired employees.

“Exelon RSU Award” means a restricted stock unit award granted under any of the Exelon Stock Plans that is outstanding as of the Distribution Date.

“Exelon Shares” has the meaning set forth in the recitals of this Agreement.

“Exelon Stock Award” has the meaning set forth in Section 6.2(a).

“Exelon Stock Option Award” means a stock option award granted under any of the Exelon Stock Plans that is outstanding as of the Distribution Date.

“Exelon Stock Plans” mean the Exelon Corporation 2006 Long-Term Incentive Plan, the Exelon Corporation 2011 Long-Term Incentive Plan, the Exelon Corporation 2020 Long-Term Incentive Plan, the Constellation Energy Group, Inc. Amended and Restated 2007 Long-Term Incentive Plan and any other equity or equity-based incentive plan under which awards have been granted to current or former employees or nonemployee directors of the Exelon Group or the Constellation Group.

“Exelon Welfare Plan” means a Welfare Plan sponsored or maintained by any member of the Exelon Group.

“ExGen” means Exelon Generation Company, LLC.

“ExGen-Local 15 Agreement” means the Agreement (including the collective bargaining agreements referenced therein) entered into prior to the Distribution Date between ExGen, including any transferees from and/or successors to ExGen, and Local 15, that addresses the impact of the Distribution on the collective bargaining agreement between ExGen and Local 15 and on the Constellation Employees represented by Local 15.

“Final Transfer Amount” has the meaning set forth in Section 3.2(c).

“Final Transfer Date” has the meaning set forth in Section 3.2(c).

“Former Shared Services Employee” means a Shared Services Employee whose employment with the Exelon Group or the Constellation Group terminated prior to the Distribution Date.

“Initial Transfer Amount” has the meaning set forth in Section 3.2(c).

“IRS” means the Internal Revenue Service.

“Non-ERISA Benefit Arrangement” means any contract, agreement, policy, practice, program, plan, trust or arrangement, other than a Pension Plan or Welfare Plan, providing for benefits, perquisites or compensation of any nature, including but not limited to transportation, tuition reimbursement, adoption assistance, vacation, holidays, sick, personal or bereavement days, relocation benefits, supplemental unemployment, bonus or other forms of incentive compensation.

“Pension Plan” means any pension plan as defined in Section 3(2) of ERISA, without regard to Section 4(b)(4) or 4(b)(5) of ERISA.

“Separation Agreement” has the meaning set forth in the recitals of this Agreement.

“Shared Services Employee” means a current or former employee of the Exelon Group or Constellation Group whose job duties are not or were not, immediately prior to termination of employment, related primarily to either the Exelon Business or the Constellation Business.

“Substitute Constellation Stock Option Award” has the meaning set forth in Section 6.4(a)

“Substitute Constellation RSU Award” has the meaning set forth in Section 6.2(a).

“Surviving Dependent” means each individual who immediately prior to the Distribution Date was enrolled in the Exelon Corporation Health Care Program as a surviving dependent of a Deceased Constellation Employee.

“Transactions” means, collectively, the transactions and other actions contemplated by this Agreement.

“VEBA” means a tax-exempt entity established pursuant to Section 501(c)(9) of the Code.

“Welfare Plan” means any employee welfare plan as defined in Section 3(1) of ERISA, without regard to Section 4(b)(4) or 4(b) (5) of ERISA.

1.2           Interpretation. In this Agreement, unless the context clearly indicates otherwise:

(a)            words used in the singular include the plural and words used in the plural include the singular;

(b)            the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”;

(c)            the word “or” shall have the inclusive meaning represented by the phrase “and/or”;

(d)            relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding” and “through” means “through and including”;

(e)            accounting terms used herein shall have the meanings historically ascribed to them by Exelon and its Subsidiaries in their internal accounting and financial policies and procedures in effect immediately prior to the date of this Agreement;

(f)             reference to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement;

(g)            reference to any Law means such Law (including any and all rules and regulations promulgated thereunder) as amended, modified, codified or reenacted, in whole or in part, and in effect at the time of determining compliance or applicability;

(h)            references to any Person include such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement; a reference to such Person’s “Affiliates” shall be deemed to mean such Person’s Affiliates following the Distribution and any reference to a third party shall be deemed to mean a Person who is not a Party or an Affiliate of a Party;

(i)             if there is any conflict between the provisions of the main body of this Agreement and any exhibits or schedules hereto, the provisions of the main body of this Agreement shall control unless explicitly stated otherwise in such exhibit or schedule; and

(j)             any portion of this Agreement obligating a Party to take any action or refrain from taking any action, as the case may be, shall mean that such Party shall also be obligated to cause its relevant Subsidiaries to take such action or refrain from taking such action, as the case may be.

ARTICLE II

ASSIGNMENT OF EMPLOYEES

As of the date immediately prior to the Distribution Date, (i) the employment of each current employee of the Exelon Group who is intended to be a Constellation Employee shall have been assigned and transferred to the Constellation Group and (ii) the employment of each current employee of the Constellation Group who is intended to be an Exelon Employee shall have been assigned and transferred to the Exelon Group. If it is determined after the Distribution Date that any employees were not properly assigned and transferred to the appropriate employer prior to the Distribution Date or that it is necessary or appropriate to assign and transfer an employee performing services pursuant to the Transition Services Agreement to the other group, the Parties shall cooperate in good faith to effect such assignment and transfer after the Distribution Date. Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall create any obligation on the part of the Exelon Group or the Constellation Group to continue the employment of any employee for any definite period following the Distribution Date or to change the employment status of any employee from “at will.”

ARTICLE III

PENSION, RETIREMENT AND DEFERRED COMPENSATION PLANS

3.1            Defined Contribution Plans.

(a)            Establishment of the Constellation Employee Savings Plan. Effective on or before the Distribution Date, Constellation shall adopt, establish and maintain a 401(k) profit sharing plan and trust for the benefit of employees of the Constellation Group that has substantially the same terms and conditions as the Exelon ESP and is intended to be qualified under Section 401(a) of the Code and exempt from federal income tax under Section 501(a) of the Code (the “Constellation ESP”). As soon as practicable after the adoption of the Constellation ESP, Constellation shall submit an application to the IRS for a determination that the Constellation ESP is qualified under Section 401(a) of the Code and that the related Constellation ESP Trust is exempt from federal income tax under Section 501(a) of the Code, and shall take any actions not inconsistent with Constellation’s other general commitments contained in this Agreement and make any amendments necessary to receive such determination.

(b)            Transfer of Assets from Exelon Corporation Employee Savings Plan. On or as soon as administratively practicable after the Distribution Date, Exelon and Constellation shall cause the Exelon ESP Trust to transfer to the Constellation ESP Trust assets having a value as of the applicable valuation date that is equal to the value of the account balances of, and accrued liabilities (including any outstanding loan balances) with respect to, all Constellation Employees and all survivors and beneficiaries of all Deceased Constellation Employees with an account balance under the Exelon ESP as of such valuation date. “Accrued liabilities” for these purposes shall include employer matching contributions (including fixed matching contributions and nondiscretionary employer profit sharing contributions) and nondiscretionary fixed employer contributions deposited to the Exelon ESP Trust on a per payroll or annual basis, as applicable, for any Constellation Employee that was accrued prior to the transfer of assets from the Exelon ESP Trust to the Constellation ESP Trust. In addition, on or as soon as administratively practicable after the Distribution Date, a pro rata share of all unallocated amounts (including but not limited to any forfeiture accounts, revenue sharing credit accounts, as applicable, or other unallocated accounts held under the Exelon ESP immediately prior to the Distribution Date) shall be transferred from the Exelon ESP Trust to the Constellation ESP Trust, determined based upon the ratio of the number of all Constellation Employees actively participating in the Exelon ESP immediately prior to the Distribution Date to the number of all employees actively participating in the Exelon ESP immediately prior to the Distribution Date. Assets transferred pursuant to this paragraph shall be in cash or in kind, including shares of securities, promissory notes evidencing outstanding plan loans, Exelon Shares or Constellation Shares, and such transfer shall be made in accordance with Section 414(l) of the Code. Liabilities under any qualified domestic relations orders (as defined in Section 414(p) of the Code) received with respect to any accounts transferred to the Constellation ESP shall be transferred to and assumed by the Constellation ESP at the time such assets attributable to such accounts are transferred. Constellation shall continue to process any plan loans transferred from the Exelon ESP to the Constellation ESP. All beneficiary designations made by Constellation Employees and by survivors and beneficiaries of Deceased Constellation Employees under the Exelon ESP shall, to the extent applicable, be transferred to, and be in full force and effect under, the Constellation ESP until such beneficiary designations are subsequently replaced or revoked by the Constellation Employee (or the survivor or beneficiary of the Deceased Constellation Employee) who made the beneficiary designation (or his or her legally recognized agent). On and after the Distribution Date, Constellation shall, or shall cause a member of the Constellation Group to, assume and thereafter be solely responsible for all then existing and future employer liabilities related to such Constellation Employees and survivors and beneficiaries of Deceased Constellation Employees under the Constellation ESP and the administration thereof and the Exelon Group shall have no liability whatsoever therefor.

(c)            Transfer of Designated 401(k) Plans. Exelon shall take all actions as may be necessary or appropriate to transfer the Designated 401(k) Plans in whole to Constellation as of the Distribution Date, including any related trusts and all assets and liabilities relating thereto, and Constellation shall accept such transfer. Any Constellation Employees and any survivors or beneficiaries of any Deceased Constellation Employees who were participating in the Designated 401(k) Plans as of immediately prior to the Distribution Date shall continue to participate in the Designated 401(k) Plans following the Distribution Date, in accordance with the applicable plan terms. On and after the Distribution Date, Constellation shall, or shall cause a member of the Constellation Group to, assume and thereafter be solely responsible for all then existing and future employer liabilities related to such Constellation Employees and survivors and beneficiaries of Deceased Constellation Employees under the Designated 401(k) Plans and the administration thereof, and the Exelon Group shall have no liability whatsoever therefor.

(d)            Liquidation of Non-Employer Stock Held in Exelon ESP and Constellation ESP. Subject to the exercise of its fiduciary duties or other requirements of ERISA and any other applicable Laws, as soon as administratively practicable after the Distribution Date, Exelon shall cause the Exelon ESP to liquidate any Constellation Shares held in the Exelon ESP. Subject to the exercise of its fiduciary duties or other requirements of ERISA and any other applicable Laws, as soon as administratively practicable after the Distribution Date, Constellation shall cause the Constellation ESP to liquidate any Exelon Shares held in the Constellation ESP.

3.2            Defined Benefit Pension Plans.

(a)            Establishment of Constellation Pension Plans. Effective on or before the Distribution Date, Constellation shall adopt, establish and maintain one or more Pension Plans and a trust for the benefit of Constellation Employees (the “Constellation Pension Plans”). Whether in a unified plan document or multiple plan documents that make up a single Pension Plan, or separate plan documents for separate Pension Plans, the Constellation Pension Plans will have substantially the same terms and conditions as each applicable Exelon Pension Plan in which Constellation Employees participate prior to the Distribution Date. The Constellation Pension Plans are intended to be qualified under Section 401(a) of the Code and exempt from federal income tax under Section 501(a) of the Code. As soon as practicable after the adoption of the Constellation Pension Plans and trust, Constellation shall submit an application to the IRS for a determination that the Constellation Pension Plans are qualified under Section 401(a) of the Code and that the related trust is exempt from federal income tax under Section 501(a) of the Code, and shall take any actions not inconsistent with Constellation’s other general commitments contained in this Agreement and make any amendments necessary to receive such determination. As of the Distribution Date, the Constellation Pension Plans shall assume all liabilities with respect to all Constellation Employees under the applicable Exelon Pension Plans (and any survivor or beneficiary of a Deceased Constellation Employee who is entitled to a benefit under the applicable Exelon Pension Plans immediately prior to the Distribution Date) and neither Exelon nor any of its Affiliates shall assume or retain any such liabilities. All beneficiary designations made by Constellation Employees and by survivors and beneficiaries of Deceased Constellation Employees under the Exelon Pension Plans shall, to the extent applicable, be transferred to, and be in full force and effect under, the Constellation Pension Plans until such beneficiary designations are replaced or revoked by the Constellation Employee (or the survivor or beneficiary of the Deceased Constellation Employee) who made the beneficiary designation (or his legally recognized agent). Further, liabilities under any qualified domestic relations orders (as defined in Section 414(p) of the Code) received with regard to any benefits for such Constellation Employees shall be transferred to and assumed by the Constellation Pension Plans as of the Distribution Date.

(b)            Transfer of Designated Pension Plans. Exelon shall take all actions as may be necessary or appropriate to transfer the Designated Pension Plans in whole to Constellation as of the Distribution Date. Any Constellation Employees and any survivors or beneficiaries of any Deceased Constellation Employees who were participating in the Designated Pension Plans as of immediately prior to the Distribution Date shall continue to participate in the Designated Pension Plans following the Distribution Date, in accordance with the applicable plan terms. On and after the Distribution Date, Constellation shall, or shall cause a member of the Constellation Group to, assume and thereafter be solely responsible for all then existing and future employer liabilities related to such Constellation Employees and survivors and beneficiaries of Deceased Constellation Employees under the Designated Pension Plans and the administration thereof, and the Exelon Group shall have no liability whatsoever therefor. As of the Distribution Date, one or more of the Exelon Pension Plans shall assume all liabilities with respect to all Exelon Employees who have accrued a benefit under the Designated Pension Plans (and any survivor or beneficiary of a Deceased Exelon Employee who is entitled to a benefit under the Designated Pension Plans immediately prior to the Distribution Date) and neither Constellation nor any of its Affiliates shall assume or retain any such liabilities. All beneficiary designations made by Exelon Employees and by survivors and beneficiaries of Deceased Exelon Employees under the Designated Pension Plans shall, to the extent applicable, be transferred to, and be in full force and effect under, the applicable Exelon Pension Plan until such beneficiary designations are replaced or revoked by the Exelon Employee (or the survivor or beneficiary of the Deceased Exelon Employee) who made the beneficiary designation (or his legally recognized agent). Further, liabilities under any qualified domestic relations orders (as defined in Section 414(p) of the Code) received with regard to any benefits for such Exelon Employees shall be transferred to and assumed by the applicable Exelon Pension Plan as of the Distribution Date.

(c)            Transfer of Assets. Within 30 days after the Distribution Date, Exelon shall cause to be transferred from the Exelon Corporation Pension Master Retirement Trust (the “Exelon DB Master Trust”) to the trust established for the Constellation Pension Plans and the Designated Pension Plans (the “Constellation Pension Trust”) an initial amount of assets (the “Initial Transfer Amount”) in cash and cash equivalents held in the Exelon DB Master Trust, which amount shall be equal to a portion of the amount the actuary engaged by the Exelon Pension Plans and Designated Pension Plans determines in good faith to be a reasonable estimate of the aggregate amount of assets to be transferred as of the Distribution Date for all Constellation Employees (and all survivors and beneficiaries of Deceased Constellation Employees) with accrued benefits under the applicable Exelon Pension Plans or Designated Pension Plans in accordance with Section 414(l) of the Code and Section 4044 of ERISA. As soon as administratively practicable after the Distribution Date, the actuary engaged by the applicable Exelon Pension Plans and Designated Pension Plans shall determine the final amount of assets to be transferred as of the Distribution Date for all Constellation Employees (and all survivors and beneficiaries of Deceased Constellation Employees) with accrued benefits under the Exelon Pension Plans and Designated Pension Plans in accordance with Section 414(l) of the Code and Section 4044 of ERISA (the “Final Transfer Amount”). Over the time period determined by the Exelon Group, in consultation with the Constellation Group, after the date the Final Transfer Amount is determined, and in accordance with the procedures agreed upon by the Exelon Group and the Constellation Group, the Exelon Group shall direct the trustee of the Exelon DB Master Trust to transfer to the trustee of the Constellation Pension Trust assets in an amount equal to the Final Transfer Amount, reduced (i) by the Initial Transfer Amount, (ii) as necessary to reflect benefit payments made from the Exelon DB Master Trust on behalf of any Constellation Employees (or any survivors or beneficiaries of Deceased Constellation Employees) under the applicable Exelon Pension Plans and Designated Pension Plans, which payments are effective as of the Distribution Date or any other date between the Distribution Date and the Final Transfer Date, (iii) by any administrative expenses paid from the Exelon DB Master Trust prior to the Final Transfer Date in preparation for the administration of the Constellation Pension Plans and Designated Pension Plans and the transfer of the Final Transfer Amount to the Constellation Pension Trusts, (iv) the amount of assets to be retained by the Exelon DB Master Trust as of the Distribution Date for all Exelon Employees (and all survivors and beneficiaries of Deceased Exelon Employees) with accrued benefits under the Designated Pension Plan in accordance with Section 414(l) of the Code and Section 4044 of ERISA, as determined by the actuary engaged by the Designated Pension Plans and (v) by the pro-rata portion of monthly investment expenses incurred by the Exelon Pension Plans and Designated Pension Plans attributable to the Final Transfer Amount for the period beginning on the Distribution Date and ending on the Final Transfer Date. From the actual date of delivery of the Initial Transfer Amount on the Distribution Date until the actual date of delivery of the Final Transfer Amount (the “Final Transfer Date”), the trustee of the Exelon DB Master Trust shall hold the Final Transfer Amount under the Exelon Pension Plans and Designated Pension Plans and the Final Transfer Amount shall be credited with earnings, from the Distribution Date to the Final Transfer Date, at a rate of return appropriate for the Constellation Pension Plans’ investments in the Exelon DB Master Trust for the period beginning on the Distribution Date and ending on the Final Transfer Date, as determined by agreement between (i) the Exelon Group through its authorized representative acting as, or on behalf of, the named fiduciary of the Exelon Pension Plans (the “Exelon Named Fiduciary”) and (ii) the Constellation Group through its authorized representative acting as, or on behalf of, the named fiduciary of the Constellation Pension Plans and Designated Pension Plans (the “Constellation Named Fiduciary”). In addition, the Constellation Named Fiduciary shall direct the Exelon Group with respect to investments and liquidations of assets held by the Exelon DB Master Trust that are allocated in the Exelon DB Master Trust’s records for the benefit of the Constellation Pension Trust during the period beginning on the Distribution Date and ending on the Final Transfer Date, and the Exelon Group and the Exelon Named Fiduciary shall have no such responsibility. To the extent the parties discover, within eighteen months after the date on which the final transfer of assets is made from the Exelon DB Master Trust to the Constellation Pension Trust, that an incorrect amount (either too much or too little) of assets has been transferred from the Exelon DB Master Trust to the Constellation Pension Trust, the parties shall take all corrective action necessary to ensure that such assets have been properly transferred between the DB Master Trust and the Constellation Pension Trust in accordance with ERISA, the Code and the procedures agreed upon by the Exelon Group and the Constellation Group. The Exelon Group and the Constellation Group, through their respective authorized representatives acting as the named fiduciary of the Exelon Pension Plans, the Constellation Pension Plans and the Designated Pension Plans, respectively, shall cooperate in good faith in determining the assets that are transferred in kind as part of the Initial Transfer Amount and the Final Transfer Amount and as to the timing of, and procedures for, the transfers.

(d)            Indemnification. The Constellation Group shall indemnify, defend and hold harmless each of the Exelon Indemnitees from and against any and all Losses incurred or suffered by one or more of the Exelon Indemnitees in connection with, relating to, arising out of or due to, directly or indirectly, the actions or omissions of the named fiduciary of the Constellation Pension Plans and the Designated Pension Plans relating to the assets held by the Exelon DB Master Trust allocated for the benefit of the Constellation Pension Trust.

3.3           Nonqualified Deferred Compensation Plans.

(a)            Executive Plans. Except as provided under Section 3.3(b), effective on or before the Distribution Date, Constellation shall adopt, establish and maintain nonqualified deferred compensation plans for the benefit of employees of the Constellation Group (the “Constellation Executive Deferred Compensation Plans”) that in each case shall have substantially the same terms and conditions as the Exelon Executive Deferred Compensation Plans in which Constellation Employees participate immediately prior to the Distribution Date. Except as provided under Section 3.3(b) or in Schedule B, as of the Distribution Date, Constellation shall, or shall cause a member of the Constellation Group to, assume and thereafter be solely responsible for all existing and future liabilities relating to Constellation Employees’ (and Deceased Constellation Employee survivors’ and beneficiaries’) (a) benefits and notional account balances accrued under the Exelon Executive Deferred Compensation Plans prior to the Distribution Date, as applicable, and (b) benefits and notional account balances that accrue under the Constellation Executive Deferred Compensation Plans on and after the Distribution Date, as applicable. All deferral and distribution elections made by Constellation Employees under the Exelon Executive Deferred Compensation Plans shall, to the extent applicable, be transferred to, and be in full force and effect under, the Constellation Executive Deferred Compensation Plans, and for such purpose, and subject to Section 409A of the Code, any distributions payable upon a Constellation Employee’s separation from service shall be payable upon his or her separation from service with the Constellation Group. All beneficiary designations made by Constellation Employees and by survivors and beneficiaries of Deceased Constellation Employees under the Exelon Executive Deferred Compensation Plans shall, to the extent applicable, be transferred to, and be in full force and effect under, the Constellation Executive Deferred Compensation Plans until such beneficiary designations are replaced or revoked by the Constellation Employee (or the survivor or beneficiary of the Deceased Constellation Employee) who made the beneficiary designation. Following the Distribution Date, the Exelon Group shall have no liability or obligation with respect to the benefits accrued by such Constellation Employees or by such survivors or beneficiaries of Deceased Constellation Employees under any of the Exelon Executive Deferred Compensation Plans or with respect to any benefits accrued under the Constellation Executive Deferred Compensation Plans. Effective on or as soon as administratively practicable after the Distribution Date, Constellation shall establish one or more grantor trusts to be a source of providing benefits under the Constellation Executive Deferred Compensation Plans (the “Constellation Rabbi Trusts”) that shall have substantially the same terms and conditions as the grantor trusts maintained by Exelon or its Subsidiaries for the corresponding Exelon Executive Deferred Compensation Plans (the “Exelon Rabbi Trusts”). As soon as administratively practicable after the Distribution Date, Exelon shall cause the Exelon Rabbi Trusts to transfer to the Constellation Rabbi Trusts cash, life insurance policies or other assets in an amount equal to the proportion of the assets held in the applicable Exelon Rabbi Trust that are reflected in the financial statements of the members of the Constellation Group. To the extent the assets held in an Exelon Rabbi Trust are reflected in the financial statements of BSC, the percentage of such assets to be transferred to a Constellation Rabbi Trust shall be commensurate with the percentage of the projected benefit obligation or aggregate account balances, as applicable, of all current and former BSC employees that is allocated to and assumed by Constellation or a member of the Constellation Group pursuant to this Section 3.3(a). Exelon or the members of the Exelon Group shall retain all liabilities and obligations under the Exelon Executive Deferred Compensation Plans other than those assumed by Constellation or a member of the Constellation Group pursuant to this Section 3.3(a), and thereafter (except as described in Schedule B) the Exelon Group shall have no liability whatsoever with respect to the deferred compensation benefits of Constellation Employees and the Constellation Group shall have no liability whatsoever with respect to the deferred compensation benefits of Exelon Employees.

(b)            Deferred Compensation Unit Plans. Notwithstanding Section 3.3(a), the Exelon Group shall retain and be responsible for all obligations under the Commonwealth Edison Company Deferred Compensation Plan or the Unicom Corporation Deferred Compensation Unit Plan. On or before the Distribution Date, the Constellation Group shall make a payment to the Exelon Group in an amount the parties agree reflects an estimate of the actuarial present value of such obligations that relate to Constellation Employees.

(c)            Director Plans. Effective on or before the Distribution Date, Constellation shall adopt, establish and maintain nonqualified deferred compensation plans for the benefit of nonemployee directors of Constellation (the “Constellation Director Deferred Compensation Plans”) that in each case shall have substantially the same terms and conditions as the Exelon Director Deferred Compensation Plans in which Constellation Directors participate. As of the Distribution Date, Constellation shall assume and thereafter be solely responsible for all existing and future liabilities relating to Constellation Directors’ (a) benefits and notional account balances accrued under the Exelon Director Deferred Compensation Plans prior to the Distribution Date, as applicable, and (b) benefits and notional account balances that accrue under the Constellation Director Deferred Compensation Plans on and after the Distribution Date, as applicable. All deferral and distribution elections made by Constellation Directors under the Exelon Director Deferred Compensation Plans shall, to the extent applicable, be transferred to, and be in full force and effect under, the Constellation Director Deferred Compensation Plans, and for such purpose, and subject to Section 409A of the Code, any distributions payable upon a Constellation Director’s separation from service shall be payable upon his or her separation from service with the Constellation Group. All beneficiary designations made by Constellation Directors under the Exelon Director Deferred Compensation Plans shall, to the extent applicable, be transferred to, and be in full force and effect under, the Constellation Director Deferred Compensation Plans until such beneficiary designations are replaced or revoked by the Constellation Director (or his or her survivor or beneficiary) who made the beneficiary designation. Following the Distribution Date, the Exelon Group shall have no liability or obligation with respect to the benefits accrued by such Constellation Directors under any of the Exelon Director Deferred Compensation Plans or with respect to any benefits accrued under the Constellation Director Deferred Compensation Plans. Any amounts held in an Exelon Rabbi Trust for the benefit of nonemployee directors shall remain in such Exelon Rabbi Trust. Exelon shall retain all liabilities and obligations under the Exelon Director Deferred Compensation Plans other than those assumed by Constellation or a member of the Constellation Group pursuant to this Section 3.3(b), and thereafter neither the Exelon Group nor the Constellation Group shall have any liability whatsoever with respect to the director deferred compensation plans of the other group.

ARTICLE IV

WELFARE PLANS

4.1           Establishment of the Constellation Welfare Plans. Effective on or before the Distribution Date, Constellation shall adopt, establish and maintain Welfare Plans for the benefit of employees of the Constellation Group that have substantially the same terms and conditions as the Exelon Welfare Plans (the “Constellation Welfare Plans”).

4.2           Coverage of Constellation Employees and Surviving Dependents. As of the Distribution Date, each Constellation Employee and each Surviving Dependent shall become eligible to participate in the Constellation Welfare Plans, subject to the terms of such plans. To the extent applicable to any Constellation Welfare Plans in which Constellation Employees or Surviving Dependents become eligible as of the Distribution Date that provide benefits similar to the benefits that had been provided to such persons under an Exelon Welfare Plan immediately prior to such date, Constellation shall cause the Constellation Welfare Plans to recognize all coverage and contribution elections made by the Constellation Employees and Surviving Dependents under the Exelon Welfare Plans in effect for the period immediately prior to the Distribution Date and shall apply such elections under the Constellation Welfare Plans for the remainder of the period or periods for which such elections are by their terms applicable. All beneficiary designations made by Constellation Employees and Surviving Dependents under the Exelon Welfare Plans shall, to the extent applicable, be transferred to, and be in full force and effect under, the Constellation Welfare Plans until such beneficiary designations are replaced or revoked by the Constellation Employee or Surviving Dependent who made the beneficiary designation. With respect to each Constellation Employee and Surviving Dependent, each Constellation Welfare Plan shall provide that for purposes of determining eligibility to participate and calculation of, and entitlement to, benefits, service by the Constellation Employee (or, in the case of a Surviving Dependent, the Deceased Constellation Employee) prior to the Distribution Date with Exelon and its Subsidiaries shall be treated as service with the Constellation Group. Constellation shall cause each Constellation Welfare Plan to waive any waiting periods, evidence of insurability requirements, and the application of any preexisting condition limitations with respect to each Constellation Employee (and, if applicable, such Constellation Employee’s participating spouse and/or dependents) and Surviving Dependent. Constellation shall cause each Constellation Welfare Plan to honor any deductible, co-payment and out-of-pocket maximums incurred by each Constellation Employee (and, if applicable, such Constellation Employee’s participating spouse and/or dependents) and Surviving Dependent under the Exelon Welfare Plans in which such Constellation Employee or Surviving Dependent participated immediately prior to the Distribution Date, if any, in satisfying any deductibles, co-payments or out-of-pocket maximums under the Constellation Welfare Plans in which such Constellation Employee or Surviving Dependent is eligible to participate after the Distribution Date in the same plan year in which any such deductibles, co-payments or out-of-pocket maximums were incurred. All amounts credited or applied to any annual or lifetime benefit limitation under an Exelon Welfare Plan with respect to a Constellation Employee (and, if applicable, such Constellation Employee’s participating spouse and/or dependents) or Surviving Dependent shall be credited or applied to the annual or lifetime benefit limitation for such Constellation Employee (and, if applicable, such Constellation Employee’s participating spouse and/or dependents) or Surviving Dependent under the corresponding Constellation Welfare Plan.

4.3           Welfare Plan Liabilities.

(a)            Constellation Liabilities. Except as provided in clause (b) of this Section 4.3, Constellation shall, or shall cause a member of the Constellation Group or the Constellation Welfare Plans, as applicable, to assume, retain and be responsible for all claims for welfare benefits (and for any Liabilities arising as a result of such claims) incurred with respect to any Constellation Employee (and, if applicable, such Constellation Employee’s participating spouse and/or dependents) or Surviving Dependent on or after the Distribution Date under the Constellation Welfare Plans, and none of the Exelon Group nor the Exelon Welfare Plans shall assume or retain any such Liabilities.

(b)           Exelon Liabilities. Except as provided in Section 4.5, Exelon and the Exelon Welfare Plans shall continue to be responsible for all claims for welfare benefits (and for any Liabilities arising as a result of such claims) incurred with respect to any Constellation Employee (and, if applicable, such Constellation Employee’s participating spouse and/or dependents) or Surviving Dependent prior to the Distribution Date (except with respect to any claims for short-term disability benefits and benefits payable pursuant to the Mutual Beneficiary Association or supplemental disability plan for Constellation Employees represented by Local 15 that are due and payable on and after the Distribution Date, but incurred prior to the Distribution Date), whether such claims have been paid or remain unpaid as of such date, and none of the Constellation Group nor the Constellation Welfare Plans shall assume or retain any such Liabilities.

(c)           Claims Incurred. Claims for group health plan benefits shall be considered to be incurred prior to the Distribution Date if the services related to such claims were provided or commenced, as determined by the plan administrator prior to the Distribution Date. Claims for all other welfare benefits shall be considered to be incurred prior to the Distribution Date if the date of loss occurred prior to the Distribution Date.

4.4           COBRA and HIPAA Liabilities. From and after the Distribution Date, the Constellation Group and the Constellation Welfare Plans shall be responsible for the continuation coverage requirements under the Consolidated Omnibus Budget Reconciliation Act of 1985 and the portability requirements under the Health Insurance Portability and Accountability Act of 1996 with respect to all Constellation Employees and their qualified beneficiaries.

4.5           Flexible Spending Accounts. As of the Distribution Date, each Constellation Employee shall become eligible to participate in a flexible spending account plan established by Constellation (the “Constellation FSA”), subject to the terms of such plan. Effective as of the Distribution Date, the Constellation FSA shall credit or debit the applicable account of each Constellation Employee who, as of the Distribution Date, was a participant in the flexible spending account plan maintained by Exelon (the “Exelon FSA”), with an amount equal to the balance of his or her account under the Exelon FSA as of the Distribution Date, and shall continue his or her elections thereunder. If the aggregate amount of claims made against all Constellation Employees’ Exelon FSA accounts prior to the Distribution Date exceed the aggregate of the amounts credited to such accounts at the Distribution Date, Constellation shall reimburse Exelon for the amount of such difference. If the aggregate of the amounts credited to all Constellation Employees’ Exelon FSA accounts at the Distribution Date exceed the aggregate amount of claims made against such account prior to the Distribution Date, Exelon shall reimburse Constellation for the amount of such difference. The Constellation FSA shall assume responsibility as of the Distribution Date for all outstanding dependent care and medical care claims under the Exelon FSA of each Constellation Employee, regardless of when the claim was incurred, and shall assume and perform the obligations from and after the Distribution Date. From and after the Distribution Date, Exelon shall provide Constellation with such information as Constellation may reasonably request to enable it to verify any claims information pertaining to the Exelon FSA.

4.6            Retiree Welfare Plans.

(a)            Constellation Retiree Welfare Plans. Effective on or before the Distribution Date, Constellation shall adopt, establish and maintain retiree Welfare Plans that have substantially the same terms and conditions as the Exelon Retiree Welfare Plans (the “Constellation Retiree Welfare Plans”).

(b)           Coverage of Constellation Employees and Surviving Dependents. As of the Distribution Date, each Constellation Employee and each Surviving Dependent shall become eligible to participate in the Constellation Retiree Welfare Plans established by Constellation, subject to the terms of such plans. To the extent applicable to any Constellation Retiree Welfare Plans in which Constellation Employees or Surviving Dependents become eligible as of the Distribution Date that provide benefits similar to the benefits that had been provided to such persons under an Exelon Retiree Welfare Plan immediately prior to such date, Constellation shall cause the Constellation Retiree Welfare Plans to recognize all coverage and contribution elections made by the Constellation Employees and Surviving Dependents under the Exelon Retiree Welfare Plans in effect for the period immediately prior to the Distribution Date and shall apply such elections under the Constellation Retiree Welfare Plans for the remainder of the period or periods for which such elections are by their terms applicable. All beneficiary designations made by Constellation Employees and Surviving Dependents under the Exelon Retiree Welfare Plans shall, to the extent applicable, be transferred to, and be in full force and effect under, the Constellation Retiree Welfare Plans until such beneficiary designations are replaced or revoked by the Constellation Employee or Surviving Dependent who made the beneficiary designation. With respect to each Constellation Employee and Surviving Dependent, each Constellation Retiree Welfare Plan shall provide that for purposes of determining eligibility to participate and entitlement to benefits, service by the Constellation Employee (or, in the case of a Surviving Dependent, the Deceased Constellation Employee) prior to the Distribution Date with Exelon and its Subsidiaries shall be treated as service with the Constellation Group. Constellation shall cause each Constellation Retiree Welfare Plan to waive any waiting periods, evidence of insurability requirements, and the application of any preexisting condition limitations with respect to each Constellation Employee (and, if applicable, such Constellation Employee’s participating spouse and/or dependents) and Surviving Dependent. Constellation shall cause each Constellation Retiree Welfare Plan to honor any deductible, co-payment and out-of-pocket maximums incurred by each Constellation Employee (and, if applicable, such Constellation Employee’s participating spouse and/or dependents) and Surviving Dependent under the Exelon Retiree Welfare Plans in which such Constellation Employee or Surviving Dependent participated immediately prior to the Distribution Date, if any, in satisfying any deductibles, co-payments or out-of-pocket maximums under the Constellation Retiree Welfare Plans in which such Constellation Employee or Surviving Dependent is eligible to participate after the Distribution Date in the same plan year in which any such deductibles, co-payments or out-of-pocket maximums were incurred. All amounts credited or applied to any annual or lifetime benefit limitation under an Exelon Retiree Welfare Plan with respect to a Constellation Employee (and, if applicable, such Constellation Employee’s participating spouse and/or dependents) or Surviving Dependent shall be credited or applied to the annual or lifetime benefit limitation for such Constellation Employee (and, if applicable, such Constellation Employee’s participating spouse and/or dependents) or Surviving Dependent under the corresponding Constellation Retiree Welfare Plan.

(c)            Retiree Welfare Plan Liabilities.

(1)            Constellation Liabilities. Except as provided in clause (2) of this Section 4.6(c), Constellation shall, or shall cause a member of the Constellation Group or the Constellation Retiree Welfare Plans, as applicable, to assume, retain and be responsible for all claims for retiree welfare benefits (and for any Liabilities arising as a result of such claims) incurred with respect to any Constellation Employee (and, if applicable, such Constellation Employee’s participating spouse and/or dependents) or Surviving Dependent on or after the Distribution Date under the Constellation Retiree Welfare Plans, and none of the Exelon Group nor the Exelon Retiree Welfare Plans shall assume or retain any such Liabilities.

(2)            Exelon Liabilities. Exelon and the Exelon Retiree Welfare Plans shall continue to be responsible for all claims for retiree welfare benefits (and for any Liabilities arising as a result of such claims) incurred with respect to any Constellation Employee (and, if applicable, such Constellation Employee’s participating spouse and/or dependents) or Surviving Dependent prior to the Distribution Date, whether such claims have been paid or remain unpaid as of such date, and none of the Constellation Group nor the Constellation Retiree Welfare Plans shall assume or retain any such Liabilities.

(3)            Claims Incurred. Claims for retiree health benefits shall be considered to be incurred prior to the Distribution Date if the services related to such claims were provided or commenced, as determined by the plan administrator prior to the Distribution Date. Claims for all other retiree welfare benefits shall be considered to be incurred prior to the Distribution Date if the date of loss occurred prior to the Distribution Date.

4.7            Welfare Plan VEBAs.

(a)            Constellation VEBA Trusts. Effective on or before the Distribution Date, Constellation shall adopt, establish and maintain one or more Constellation VEBAs that in each case have substantially the same terms and conditions as the Exelon VEBAs and are intended to be tax-exempt under Section 501(c)(9) of the Code. As soon as practicable after the adoption of the Constellation VEBAs, Constellation shall submit applications for determination to the IRS that each of the Constellation VEBAs is exempt from federal income tax under Section 501(a) of the Code, and shall take any actions not inconsistent with Constellation’s other general commitments contained in this Agreement and make any amendments necessary to receive such determination.

(b)            Transfer of VEBA Assets—Retiree Health Benefits. As soon as administratively practicable following the Distribution Date, the Exelon Group shall cause the trustees of the Exelon VEBAs maintained for the benefit of retired employees to transfer to the Constellation VEBAs a portion of the assets equal to a proportionate amount of the accumulated post-retirement benefit obligation (“APBO”) under FASB Accounting Standards Codification Topic 715 (“ASC 715”).

(c)            Transfer of VEBA Assets—Mutual Beneficiaries Association. As soon as administratively practicable following the Distribution Date, an amount of assets will be transferred from the Exelon Corporation Mutual Beneficiaries Association (“MBA”) to the corresponding Constellation VEBA equal to the sum of the cash and contributions receivables reflected on the financial statements of the MBA as of the Distribution Date which are attributable to payroll contributions of the Constellation Group entities which are participating employers in the MBA (but limited, with respect to such contributions attributable to Shared Services Employees, to those employees who are or become employees of a Constellation Group entity immediately prior to the Distribution Date). In addition, an amount of liability will be transferred from the MBA to such Constellation VEBA in an amount equal to the accounts payable reflected on the financial statements as of the Distribution Date of each participating employer in the MBA which is a Constellation Group entity (but limited, with respect to such liabilities of Shared Services Employees, to those employees who are or become employees of a Constellation Group entity immediately before the Distribution Date.

(d)            Transfer of VEBA Assets—Active Employees. As soon as administratively practicable following the Distribution Date, including any time needed to determine payment of incurred but not reported claims and its impact on the transfer, an amount of assets will be transferred from the Exelon Corporation Employees’ Benefit Trust (“EBT”) to the corresponding Constellation VEBA equal to a proportional share of the trust balance, if any, based on 2021 payroll contributions assuming 40% of BSC’s payroll contributions are allocated to the Constellation Group.

ARTICLE V

NON-ERISA BENEFIT ARRANGEMENTS

5.1            Constellation Non-ERISA Benefit Arrangements. Effective on or before the Distribution Date, the Constellation Group shall adopt, establish and maintain Non-ERISA Benefit Arrangements for the benefit of the Constellation Employees that have substantially the same terms and conditions as the Exelon Non-ERISA Benefit Arrangements.

5.2            Short-Term Cash Incentives. To the extent they are not paid prior to the Distribution Date, Exelon shall pay to all Exelon Employees and Constellation shall pay to all Constellation Employees all annual bonuses and any other short-term cash incentives payable for the 2021 performance period, in accordance with the terms of the applicable annual bonus or incentive program. Effective as of the Distribution Date, the Constellation Group shall establish an annual bonus or incentive program for the benefit of the Constellation Employees that provides for the payment of annual bonuses for the performance period that begins on January 1, 2022 and for subsequent fiscal years that begin after the Distribution Date, and the Constellation Group shall be solely responsible for the payment of all bonuses earned under such program. The Exelon Group shall be solely responsible for the payment of annual bonuses earned by Exelon Employees for the performance period that begins on January 1, 2022 and for subsequent fiscal years that begin after the Distribution Date.

5.3            Long-Term Cash Incentives. Effective on or before the Distribution Date, the Constellation Group shall establish long-term cash incentive plans and programs for the benefit of Constellation Employees that have substantially the same terms and conditions as the long-term cash incentive plans and programs maintained by Exelon and its Subsidiaries immediately prior to the Distribution Date. Effective as of the Distribution Date, Constellation shall, or shall cause a member of the Constellation Group to, assume, and the Exelon Group shall have no liability or obligation with respect to, all long-term cash incentive benefits payable to Constellation Employees after the Distribution Date. Following the Distribution Date, the Constellation Group shall be solely responsible for administering and paying all benefits under the applicable long-term cash incentive plans and programs to such Constellation Employees, including Former Shared Services Employees who are considered Constellation Employees. Exelon shall remain solely responsible for administering and paying all benefits under the applicable long-term cash incentive plans and programs to all Exelon Employees, including Former Shared Services Employees who are considered Exelon Employees.

5.4            Severance. Effective on or before the Distribution Date, the Constellation Group shall establish severance plans, arrangements and policies for the benefit of Constellation Employees that have substantially the same terms and conditions as the severance plans, arrangements and polices maintained by Exelon and its Subsidiaries immediately prior to the Distribution Date (including without limitation the Exelon Senior Management Severance Plan). Except as set forth on Schedule B, effective as of the Distribution Date, Constellation shall, or shall cause a member of the Constellation Group to, assume, and the Exelon Group shall have no liability or obligation with respect to, the severance benefits provided to such Constellation Employees. Except as set forth on Schedule B, following the Distribution Date, the Constellation Group shall be solely responsible for administering and paying all benefits under the applicable severance plans, arrangements, policies or agreements to such Constellation Employees, including Former Shared Services Employees who are considered Constellation Employees. Exelon shall remain solely responsible for administering and paying all benefits under the applicable severance plans, arrangements, policies or agreements to all Exelon Employees, including Former Shared Services Employees who are considered Exelon Employees. It is not intended that any Constellation Employee will be eligible for termination or severance payments or benefits from any member of the Exelon Group or the Constellation Group as a result of the transfer or change of employment from the Exelon Group to the Constellation Group or the transfer or change of employment from the Constellation Group to the Exelon Group, in either case in connection with the Distribution. Notwithstanding the preceding sentence, (i) in the event that any such termination or severance payments or benefits become payable on account of such transfer, change or the refusal of a Constellation Employee to accept employment with the Constellation Group, the Constellation Group shall indemnify each of the Exelon Group members for the amount of such termination or severance payments or benefits and (ii) in the event that any such termination or severance payments or benefits become payable on account of such transfer, change or the refusal of an Exelon Employee to accept employment with the Exelon Group, the Exelon Group shall indemnify each of the Constellation Group members for the amount of such termination or severance payments or benefits.

5.5            Fringe Benefits. Effective on or before the Distribution Date, the Constellation Group shall establish fringe benefit plans (“Constellation Fringe Benefit Plans”) that have terms that are substantially similar to the fringe benefit plans maintained by the Exelon Group (“Exelon Fringe Benefit Plans”). As of the Distribution Date, the Constellation Employees shall cease to participate in the Exelon Fringe Benefit Plans, and shall commence participation in the Constellation Fringe Benefit Plans in accordance with their terms. As of the Distribution Date, Constellation shall, or shall cause a member of the Constellation Group to, assume all liabilities and obligations to the Constellation Employees under the Exelon Fringe Benefit Plans and be solely responsible for administering and paying the benefits thereunder, regardless of whether the event giving rise to such obligation occurred before, at or after the Distribution Date, and the Exelon Group shall be relieved of all such liabilities and obligations. The Exelon Group shall retain all liabilities and obligations to Exelon Employees under the Exelon Fringe Benefit Plans and be solely responsible for administering and paying the benefits thereunder.

ARTICLE VI

STOCK PLANS

6.1           Constellation Stock Plans. Effective on or before the Distribution Date, the Constellation Group shall adopt, establish and maintain a Constellation Stock Plan that has substantially the same terms and conditions as the Exelon Corporation 2020 Long-Term Incentive Plan (the “Constellation Stock Plan”).

6.2           Restricted Stock Units; Deferred Stock Units.

(a)            Stock Awards Held by Constellation Employees and Constellation Non-Employee Directors. Exelon and Constellation shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.2(a) by the Constellation Board and the Exelon Compensation Committee or Exelon Corporate Governance Committee pursuant to the terms of the applicable Exelon Stock Plan, the applicable Constellation Stock Plan and this Agreement, so that each Exelon RSU Award and each Exelon DSU Award (collectively, the “Exelon Stock Awards”) held immediately prior to the Distribution by a Constellation Employee or Constellation Director shall be replaced, respectively, with a substitute Constellation restricted stock unit award (a “Substitute Constellation RSU Award”), or substitute Constellation deferred stock unit award (a “Substitute Constellation DSU Award,” and collectively together with the Substitute Constellation RSU Awards, the “Substitute Constellation Stock Awards”). The number of Constellation restricted stock units and deferred stock units, as applicable, subject to each Substitute Constellation Stock Award shall be equal to the number of Exelon restricted stock units or deferred stock units, as applicable, subject to the applicable Exelon Stock Award held by the participant immediately prior to the Distribution multiplied by a fraction, the numerator of which is the Exelon Pre-Distribution Stock Price, and the denominator of which is the Constellation Post-Distribution Stock Price (such fraction, the “Constellation Conversion Ratio”). Each Substitute Constellation Stock Award shall vest and be payable based on the holder’s employment or service with the Constellation Group. Each Substitute Constellation Stock Award shall have substantially the same terms and conditions as the corresponding Exelon Stock Award, except as provided herein.

(b)            Stock Awards Held by Persons Other Than Constellation Employees and Constellation Directors. Exelon shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.2(b) by the Exelon Compensation Committee or Exelon Corporate Governance Committee pursuant to the terms of the applicable Exelon Stock Plan and this Agreement, so that each Exelon Stock Award held immediately prior to the Distribution by any person who is not a Constellation Employee or Constellation Director shall be adjusted (an “Adjusted Exelon Stock Award”). The number of Exelon restricted stock units and deferred stock units, as applicable, subject to each Adjusted Exelon Stock Award shall be equal to the number of Exelon restricted stock units and deferred stock units, as applicable, subject to the applicable Exelon Stock Award held by a participant immediately prior to the Distribution multiplied by a fraction, the numerator of which is the Exelon Pre-Distribution Stock Price, and the denominator of which is the Exelon Post-Distribution Stock Price (such fraction, the “Exelon Conversion Ratio”). Each Adjusted Exelon Stock Award shall have substantially the same terms and conditions as the corresponding Exelon Stock Award, except as provided herein.

6.3            Performance Share Awards.

(a)            Performance Share Awards Held by Constellation Employees (Other than Former Shared Services Employees).

(1)            2019 Performance Share Awards. To the extent not paid prior to the Distribution Date, Constellation shall pay to each Constellation Employee, as applicable, other than a Former Shared Services Employee, a cash payment equal to the value of such Constellation Employee’s Performance Share Award that was earned and vested with respect to the 2019-2021 performance period, as approved by the Exelon Compensation Committee.

(2)            2020 Performance Share Awards. Exelon and Constellation shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.3(b)(2) by the Constellation Board and the Exelon Compensation Committee pursuant to the terms of the applicable Exelon Stock Plan, the applicable Constellation Stock Plan and this Agreement, so that each Exelon Performance Share Award granted under an Exelon Stock Plan in 2020 and held immediately prior to the Distribution by a Constellation Employee, other than a Former Shared Services Employee, will be replaced with a Substitute Constellation RSU Award granted under the applicable Constellation Stock Plan. The number of Exelon Shares deemed to have been earned pursuant to the Exelon Performance Share Award shall be determined by the Exelon Compensation Committee based on projected performance results through the end of the applicable performance period. The number of such Exelon Shares that are deemed to have been earned shall then be converted into a Substitute Constellation RSU Award by multiplying the number of such earned Exelon Shares by the Constellation Conversion Ratio, with the resulting number being the number of Constellation Shares subject to the Substitute Constellation RSU Award. Each Substitute Constellation RSU Award shall continue to vest based solely on holder’s service with the Constellation Group, and shall have the same terms and conditions as the corresponding Exelon Performance Share Award, except as provided herein.

(3)            2021 Performance Share Awards. Exelon and Constellation shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.3(b)(3) by the Constellation Board and the Exelon Compensation Committee pursuant to the terms of the applicable Exelon Stock Plan, the applicable Constellation Stock Plan and this Agreement, so that each Exelon Performance Share Award granted under an Exelon Stock Plan in 2021 and held immediately prior to the Distribution by any Constellation Employee, other than a Former Shared Services Employee, will be replaced with a substitute Constellation performance share award (a “Substitute Constellation Performance Share Award”) granted under the applicable Constellation Stock Plan. The target number of Constellation Shares subject to the Substitute Constellation Performance Share Award will be equal to the target number of Exelon Shares subject to the applicable Exelon Performance Share Award held by the participant immediately prior to the Distribution, adjusted by the total shareholder return multiplier for the period ending December 31, 2021, as approved by the Exelon Compensation Committee, and then multiplied by the Constellation Conversion Ratio. Each Substitute Constellation Performance Share Award shall have substantially the same terms and conditions as the corresponding Exelon Performance Share Award; provided, however, that the applicable performance criteria with respect to any performance period following the Distribution Date shall be determined by the Constellation Board in its sole discretion.

(b)           Performance Share Awards Held by Exelon Employees.

(1)            2019 Performance Share Awards. To the extent not paid prior to the Distribution Date, Exelon shall pay to each Exelon Employee and each Former Shared Services Employee, as applicable, a cash payment equal to the value of such Exelon Employee’s or Former Shared Services Employee’s Performance Share Award that was earned and vested with respect to the 2019-2021 performance period, as approved by the Exelon Compensation Committee.

(2)            2020 Performance Share Awards. Exelon shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.3(b)(2) by the Exelon Compensation Committee pursuant to the terms of the applicable Exelon Stock Plan and this Agreement, so that each Exelon Performance Share Award granted under an Exelon Stock Plan in 2020 and held immediately prior to the Distribution by an Exelon Employee shall be adjusted and converted into a time-based Exelon RSU Award, which shall be paid under the terms of the Exelon Stock Plan and applicable award agreement. The number of Exelon Shares earned pursuant to the Exelon Performance Share Award shall be determined by the Exelon Compensation Committee based on projected performance results through the end of the applicable performance period. The number of such Exelon Shares that are deemed earned shall then be multiplied by the Exelon Conversion Ratio, with the resulting number being the number of Exelon Shares subject to the Exelon RSU Award. Each such Exelon RSU Award shall continue to vest based solely on holder’s service with the Exelon Group, and shall have the same terms and conditions as the corresponding Exelon Performance Share Award, except as provided herein.

(3)            2021 Performance Share Awards. Exelon shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.3(b)(3) by the Exelon Compensation Committee pursuant to the terms of the applicable Exelon Stock Plan and this Agreement, so that each Exelon Performance Share Award granted under an Exelon Stock Plan in 2021 and held immediately prior to the Distribution by an Exelon Employee will be adjusted (an “Adjusted Exelon Performance Share Award”) and paid under the terms of the Exelon Stock Plan and applicable award agreement. The target number of Exelon Shares subject to the Adjusted Exelon Performance Share Award will be equal to the target number of Exelon Shares subject to the applicable Exelon Performance Share Award held by a participant immediately prior to the Distribution, adjusted by the total shareholder return multiplier for the period ending December 31, 2021, as approved by the Exelon Compensation Committee, multiplied by the Exelon Conversion Ratio. Each Adjusted Exelon Performance Share Award shall have substantially the same terms and conditions as the corresponding Exelon Performance Share Award; provided, however, that the applicable performance goals with respect to any performance period following the Distribution Date shall be equitably adjusted by the Exelon Compensation Committee in its sole discretion.

6.4           Stock Options.

(a)            Stock Options Held by Constellation Employees (Other than Former Shared Services Employees). Exelon and Constellation shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.4(a) by the Constellation Board and the Exelon Compensation Committee pursuant to the terms of the applicable Exelon Stock Plan, the applicable Constellation Stock Plan and this Agreement, so that each Exelon Stock Option Award held immediately prior to the Distribution by any Constellation Employee, other than a Former Shared Services Employee, shall be replaced with a substitute Constellation stock option award granted under the applicable Constellation Stock Plan (a “Substitute Constellation Stock Option Award”). The number of Constellation Shares subject to each Substitute Constellation Stock Option Award shall be equal to the number of Exelon Shares subject to the applicable Exelon Stock Option Award held by the participant immediately prior to the Distribution multiplied by Constellation Conversion Ratio, and the applicable exercise price for each Substitute Constellation Stock Option Award shall be equal to the exercise price of the applicable Exelon Stock Option Award held by the participant immediately prior to the Distribution divided by the Constellation Conversion Ratio. Each Substitute Constellation Stock Option Award shall vest and be payable based on the holder’s employment with the Constellation Group and shall have the same terms and conditions as the corresponding Exelon Stock Option Award, except as provided herein.

(b)            Stock Options Held by Exelon Employees. Exelon shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.4(b) by the Exelon Compensation Committee pursuant to the terms of the applicable Exelon Stock Plan and this Agreement, so that each Exelon Stock Option Award held immediately prior to the Distribution by an Exelon Employee shall be adjusted (an “Adjusted Exelon Stock Option Award”). The number of Exelon Shares subject to each Adjusted Exelon Stock Option Award shall be equal to the number of Exelon Shares subject to the applicable Exelon Stock Option Award held by the participant immediately prior to the Distribution multiplied by the Exelon Conversion Ratio, and the applicable exercise price for each Adjusted Exelon Stock Option Award shall be equal to the exercise price of the applicable Exelon Stock Option Award held by the participant immediately prior to the Distribution divided by the Exelon Conversion Ratio. Each Adjusted Exelon Stock Option Award shall have the same terms and conditions as the corresponding Exelon Stock Option Award, except as provided herein.

6.5            Awards Held by Former Shared Services Employees. Exelon shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.5 by the Exelon Compensation Committee pursuant to the terms of the applicable Exelon Stock Plan and this Agreement, so that each Exelon Performance Share Award and Exelon Stock Option Award held immediately prior to the Distribution by a Former Shared Services Employee shall be adjusted in the same manner as such awards that are held by Exelon Employees, in accordance with Section 6.3(b) and 6.4(b), above.

6.6           Employee Stock Purchase Plans.

(a)            Establishment of the Constellation Employee Stock Purchase Plan. On or before the Distribution Date, Constellation shall adopt an employee stock purchase plan (the “Constellation ESPP”) for the benefit of employees of the Constellation Group that has substantially the same terms and conditions as the Exelon Corporation Employee Stock Purchase Plan (the “Exelon ESPP”). The first offering period under the Constellation ESPP shall commence on or after the Distribution Date, as of a date determined by the Constellation Board.

(b)            Treatment of Exelon Employee Stock Purchase Plan. The Exelon Board or Compensation Committee shall make such adjustments to the offering period that is pending under the Exelon ESPP as of the Distribution Date as it determines to be appropriate and in compliance with the terms of the Exelon ESPP.

6.7           Approval and Terms of Equity Awards. By approval of the Constellation Board and the Exelon Compensation Committee or the Exelon Corporate Governance Committee pursuant to Sections 6.1, 6.2, 6.3, 6.4, 6.5 and 6.6, Constellation, as issuer of substitute and replacement awards provided hereunder, and Exelon, as sole shareholder of Constellation, shall adopt and approve, respectively, the issuance of the substitute and replacement awards provided for herein. Except as set forth above, the substitute Constellation equity awards shall be subject to the terms of the Constellation Stock Plan and the applicable award agreements under the Exelon Stock Plan, except that references in such outstanding substitute and replacement Constellation awards to “Board” and “Committee” shall mean the Board, Compensation Committee, Corporate Governance Committee or any other designated committee of Constellation (as applicable) and references to the “Company” shall mean Constellation. Notwithstanding the foregoing, substitute awards made under Constellation Stock Plans pursuant to Constellation’s obligations under this Agreement shall take into account all employment and service with both Exelon and Constellation, and their respective Subsidiaries and Affiliates, for purposes of determining when such awards vest and terminate.

6.8            No Change in Control. The Distribution will not constitute a “change in control” for purposes of Exelon equity awards that are outstanding as of the Distribution Date.

ARTICLE VII

COMPENSATION MATTERS
AND GENERAL BENEFIT MATTERS

7.1           Cessation of Participation in Exelon Plans and Exelon Non-ERISA Benefit Arrangements. Except as otherwise provided in this Agreement or as required by the terms of any Exelon Plan or Exelon Non-ERISA Benefit Arrangement, or by applicable law, Exelon and Constellation shall take any and all action as shall be necessary or appropriate so that participation in Exelon Plans and Exelon Non-ERISA Benefit Arrangements by all Constellation Employees shall terminate as of the close of business on the Distribution Date and the members of the Constellation Group shall cease to be participating employers under the terms of such Exelon Plans and Exelon Non-ERISA Benefit Arrangements as of such time.

7.2           Assumption of Certain Employee Related Obligations. Except as otherwise provided in this Agreement, effective as of the Distribution, Constellation shall, or shall cause a member of the Constellation Group to, assume, and the Exelon Group shall not have any further liability for, the following agreements, obligations and liabilities, and Constellation shall, and shall cause the members of the Constellation Group to, indemnify, defend and hold harmless each of the Exelon Indemnitees from and against any and all Losses incurred or suffered by one or more of the Exelon Indemnitees in connection with, relating to, arising out of or due to, directly or indirectly, any of the following:

(a)            all agreements entered into between any Exelon Group member and any Constellation Employee, independent contractor or other service provider providing services related to the Constellation Business;

(b)            all collective bargaining agreements, collective agreements, trade union agreements or works council agreements to the extent they cover Constellation Employees, including (i) Local 15 (five Northern Illinois nuclear plants); (ii) IBEW Local 97 (Fitzpatrick and Nine Mile Point craft and security); (iii) IBEW Local 614 (legacy PECO power); (iv) IBEW Local 369 (Massachusetts plants – Mystic 7-9, Medway, Distrigas); (v) National Union of Nuclear Security Officers-Affiliated with LEOSU (Clinton and Braidwood Security); (vi) Security Professionals and Fire Professionals of America Local 238 (Quad Cities Security); (vii) Service Employees International Union (SEIU) Local 1 (Dresden and LaSalle Security); (viii) USSU Local 1 (Byron Security); (ix) United Government Security Officers of America (UGSOA) Local 12 (Limerick Security) and (x) United Government Security Officers of America (UGSOA) Local 12 (TMI Security). In addition, ExGen shall solely be bound by the ExGen-Local 15 Agreement, and ComEd and BSC shall solely be bound by the ComEd/BSC-Local 15 Agreement.

(c)            all wages, salary, incentive compensation, commissions and bonuses payable to Constellation Employees on or after the Distribution Date, without regard to when such wages, salary, incentive compensation, commissions or bonuses are or may have been earned;

(d)            all moving expenses and obligations related to relocation, repatriation, transfers or similar items incurred by or owed to any Constellation Employee;

(e)            all immigration-related, visa, work application or similar rights, obligations and liabilities to the extent they are related to any Constellation Employees, and for this purpose, the Exelon Group shall transfer to the Constellation Group all I-9s relating to Constellation Employees;

(f)            Except as provided below, all employment agreements, offer letters and letter agreements entered into between (i) any member of the Exelon Group or Constellation Group and (ii) any Constellation Employee providing for ongoing benefits and/or compensation for such Constellation Employee; and

(g)            all liabilities and obligations whatsoever of the Constellation Business with respect to claims made by or with respect to Constellation Employees, or any other to the extent their employment duties related to the Constellation Business, relating to any employee benefit plan, program or policy not otherwise retained or assumed by a member of the Exelon Group pursuant to this Agreement, including such liabilities relating to actions or omissions of or by the Constellation Group or any officer, director, employee or agent thereof prior to the Distribution Date.

Notwithstanding anything to the contrary in this Agreement, if a currently effective employment agreement requires pension or retiree health benefits to be provided to a Former Shared Services Employee exclusively by a member of the Exelon Group, such member of the Exelon Group shall retain these obligations and liabilities.

7.3           Employee Benefits in 2022. Except as required by applicable law or the terms of a collective bargaining agreement, during the period beginning on the Distribution Date and ending on December 31, 2022, each of the Exelon Group and the Constellation Group shall continue to provide pension, retirement, nonqualified deferred compensation, active and retiree health and welfare, and severance benefits to their respective employees and retirees that are substantially the same as those provided as of the Distribution Date, except where such changes are negotiated through collective bargaining or are required by applicable law.

7.4           Restrictive Covenants in Employment and Other Agreements. To the extent permitted under applicable law, following the Distribution, the Constellation Group shall be considered to be successors to the Exelon Group for purposes of all agreements containing restrictive covenants (including confidentiality and non-competition provisions) between any Exelon Group member and any Constellation Employee executed prior to the Distribution Date such that each Exelon Group member and each Constellation Group member shall all enjoy the rights and benefits under such agreements, with respect to their respective business operations; provided, however, that (a) in no event shall any Exelon Group member be permitted to enforce any restrictive covenants against any Constellation Employees in their capacity as employees of any Constellation Group member and (b) in no event shall any Constellation Group member be permitted to enforce the restrictive covenant agreements against any Exelon Employees in their capacity as employees of any Exelon Group member.

7.5           Past Service Credit. With respect to all Constellation Employees, as of the Distribution Date, the Constellation Group shall recognize all service recognized under the comparable Exelon Plans and Exelon Non-ERISA Benefit Arrangements for purposes of determining eligibility, participation, vesting and calculation of benefits under comparable plans and programs maintained by the Constellation Group, provided that there shall be no duplication of benefits for Constellation Employees under such Constellation Group plans and programs. Exelon will provide to Constellation copies of any records available to Exelon to document such service, plan participation and membership and cooperate with Constellation to resolve any discrepancies or obtain any missing data for purposes of determining benefit eligibility, participation, vesting and calculation of benefits with respect to the Constellation Employees. With respect to retaining, destroying, transferring, sharing, copying and permitting access to all such information, Exelon and Constellation shall each comply with all applicable Laws, regulations and internal policies and each party shall indemnify and hold harmless the other party from and against any and all Liability, claims, actions and damages that arise from a failure (by the indemnifying party) to so comply with all applicable Laws, regulations and internal policies applicable to such information.

7.6           Accrued Vacation Days Off. Effective as of the Distribution Date, Constellation shall, or shall cause a member of the Constellation Group to, recognize and assume all liability for all vacation, holiday, sick leave and personal days off, including banked vacation, accrued by Constellation Employees as of the Distribution Date, and to credit each Constellation Employee with such days off accrual.

7.7           Leaves of Absence. The Constellation Group shall continue to apply all leave of absence policies as in effect immediately prior to the Distribution to inactive Constellation Employees who are on an approved leave of absence as of the Distribution Date. Leaves of absence taken by Constellation Employees prior to the Distribution Date shall be deemed to have been taken as employees of Constellation.

7.8           Exelon Assets. Except as otherwise set forth herein, Exelon shall retain all reserves, bank accounts, trust funds or other balances maintained with respect to Exelon Non-ERISA Benefit Arrangements.

7.9           Further Cooperation; Personnel Records; Data Sharing. The parties shall provide each other such records and information as reasonably necessary or appropriate to carry out their obligations under applicable Laws, under this Agreement or for the purposes of administering their respective plans, policies and employment-related agreements, including information relating to vesting, service, employment status and collective bargaining agreements. Each party shall be responsible for the accuracy of records and information provided to the other party pursuant to this Section 7.9 and shall indemnify such other party for any losses caused by inaccurate information that it has provided. Subject to applicable law, all information and records regarding employment and personnel matters of Constellation Employees shall be accessed, retained, held, used, copied and transmitted after the Distribution Date by Constellation in accordance with all Laws and policies relating to the collection, storage, retention, use, transmittal, disclosure and destruction of such records. Access to such records after the Distribution Date will be provided to Exelon in accordance with Article VIII of the Separation Agreement. Notwithstanding the foregoing, Exelon shall retain reasonable access to those records necessary for Exelon’s continued administration of any plans or programs or administration of collective bargaining agreements on behalf of Constellation Employees after the Distribution Date, and Constellation shall retain reasonable access to those records necessary for Constellation’s administration of any equity award, other compensation or benefit payable or administered by the Constellation Group after the Distribution Date or the continued administration of collective bargaining agreements, provided that such access shall be limited to individuals who have a job-related need to access such records. Exelon shall also retain copies of all confidentiality and non-compete agreements with any Constellation Employee in which Exelon has a valid business interest. With respect to retaining, destroying, transferring, sharing, copying and permitting access to all such information, Exelon and Constellation shall each comply with all applicable Laws, regulations and internal policies, and each party shall indemnify and hold harmless the other party from and against any and all liability, claims, actions and damages that arise from a failure (by the indemnifying party) to so comply with all applicable Laws, regulations and internal policies applicable to such information.

ARTICLE VIII

GENERAL PROVISIONS

8.1           Further Assurances. Subject to the limitations or other provisions of this Agreement, (a) each Party shall, and shall cause the other members of its Group to, use commercially reasonable efforts (subject to, and in accordance with applicable Law) to take promptly, or cause to be taken promptly, all actions, and to do promptly, or cause to be done promptly, and to assist and cooperate with the other Party in doing, all things reasonably necessary, proper or advisable to consummate and make effective the Transactions and to carry out the intent and purposes of this Agreement, and (b) neither Party shall, nor shall either Party allow any other member of its Group to, without the prior written consent of the other Party, take any action that would reasonably be expected to prevent or materially impede, interfere with or delay any of the Transactions. Without limiting the generality of the foregoing, where the cooperation of third parties, such as insurers or trustees, would be necessary in order for a Party to completely fulfill its obligations under this Agreement, such Party shall use commercially reasonable efforts to cause such third parties to provide such cooperation.

8.2           Employment and Plan Rights. Notwithstanding anything to the contrary in this Agreement, the Parties expressly acknowledge and agree that (a) this Agreement is not intended to create an employment-related contract between any member of the Exelon Group or the Constellation Group, on the one hand, and any employee or service provider, on the other, nor may any current or former employee or service provider rely on this Agreement as the basis for any breach of any employment-related contract claim against any member of the Exelon Group or Constellation Group, (b) nothing in this Agreement shall be deemed or construed to require any member of the Exelon Group or Constellation Group to continue to employ any particular employee or service provider for any period before or after the Distribution Date, (c) nothing in this Agreement shall be deemed or construed to limit the right of the Exelon Group or Constellation Group to terminate the employment of any employee or service provider at any time before or after the Distribution Date and (d) nothing in this Agreement shall be construed as establishing or amending any Pension Plan, Welfare Plan or Non-ERISA Benefit Arrangement, or any other plan, policy, agreement or arrangement for the benefit of any employee or any other person.

8.3           Labor Relations. To the extent required by applicable law or any Contract or arrangement with a labor union, works council or similar employee organization, each of the Exelon Group and the Constellation Group shall provide notice, engage in consultation and take any similar action which may be required on its part in connection with the Distribution and shall fully indemnify each member of the other group against any Liabilities arising from its failure to comply with such requirements.

8.4           Administrative Complaints/Litigation. Except as otherwise provided in this Agreement, following the Distribution Date, Constellation shall, or shall cause a member of the Constellation Group to, assume, and be solely liable for, the handling, administration, investigation and defense of Actions asserted at any time against Exelon or Constellation by, on behalf of, or in relation to any Constellation Employee (including any dependent or beneficiary of any Constellation Employee) or other person providing consulting, independent contractor or similar services in lieu of employment, to the extent such Actions arise out of or relate to employment with (or the provision of such services to) the Constellation Business or to any related compensation or benefits provided by or on behalf of the Constellation Business (including but not limited to ERISA benefit claims, claims asserting violation of occupational safety and health standards, claims asserting violations of employment standards, union grievances, or wrongful dismissal, discrimination or human rights and unemployment compensation claims). Any Losses arising from such Actions shall be deemed Constellation Liabilities under the Separation Agreement. In any class action or other multiparty Action, any included Action asserted by, on behalf of, or in relation to any Exelon Employee or other person providing consulting, independent contractor or similar services in lieu of employment, to the extent such Action arises out of or relates to employment with (or the provision of such services to) the Exelon Business, shall not constitute Constellation Liabilities, nor shall Constellation have responsibility for the handling, administration, investigation and defense of any such Action by, on behalf of, or in relation to any Exelon Employee or other person providing consulting, independent contractor or similar services in lieu of employment to the Exelon Business. Notwithstanding the foregoing, Actions described in this Section 8.4 shall not include any Action set forth in Schedule C hereto.

8.5           Reimbursement and Indemnification. The parties hereto agree to reimburse each other, within 30 days of receipt from the other party of appropriate verification, for all costs and expenses which each may incur on behalf of the other as a result of any of the Welfare Plans, Pension Plans and Non-ERISA Benefit Arrangements and, as contemplated by Section 5.4, any termination or severance payments or benefits. All liabilities retained, assumed or indemnified against by Constellation or a member of the Constellation Group pursuant to this Agreement shall be subject to indemnification under Section 9.2 of the Separation Agreement, and all liabilities retained, assumed or indemnified against by Exelon or a member of the Exelon Group pursuant to this Agreement shall be subject to indemnification under Section 9.3 of the Separation Agreement, and all such liabilities shall be subject to the indemnification procedures set forth in Article IX of the Separation Agreement.

8.6           Negotiation and Dispute Resolution. The parties agree that any dispute, controversy or claim between them with respect to the matters covered hereby shall be governed by and resolved in accordance with Article X of the Separation Agreement.

8.7           Third-Party Beneficiaries. This Agreement is solely for the benefit of the Parties and should not be deemed to confer upon third parties (including without limitation any Constellation Employee, any employee or service provider of the Exelon Group and any of their respective spouses, dependents or beneficiaries) any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

8.8           Notices. All notices, requests, permissions, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) five (5) Business Days following sending by registered or certified mail, postage prepaid, (ii) when sent, if sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, (iii) when delivered, if delivered personally to the intended recipient, and (iv) one (1) Business Day following sending by overnight delivery via a national courier service and, in each case, addressed to a Party at the following address for such Party (as updated from time to time by notice in writing to the other Party):

(a)            If to Exelon:

Exelon Corporation

10 South Dearborn Street

Chicago, Illinois 60603

Attention: General Counsel

Email: gayle.littleton@exeloncorp.com

(b)            If to Constellation:

Constellation Energy Corporation

1310 Point Street

Baltimore, Maryland 21231

Attention: General Counsel

Email: david.dardis@constellation.com

8.9           Incorporation by Reference. The following sections of the Separation Agreement are hereby incorporated in this Agreement by reference to the extent not inconsistent with any of the provisions set forth in this Agreement: Section 8.7 (Confidentiality); Section 8.8 (Privileged Matters); Section 12.3 (Amendments and Waivers); Section 12.4 (Entire Agreement); Section 12.5 (Survival of Agreements); Section 12.9 (Counterparts; Electronic Delivery); Section 12.10 (Severability); Section 12.11 (Assignability; Binding Effect); Section 12.12 (Governing Law); Section 12.13 (Construction); Section 12.14 (Performance); Section 12.15 (Title and Headings); and Section 12.16 (Schedules and Exhibits).

8.10         Effect if Distribution Does Not Occur. Notwithstanding anything in this Agreement to the contrary, if the Separation Agreement is terminated prior to the Distribution, this Agreement shall be of no further force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized representatives on the date first above written.

EXELON CORPORATION

By:	/s/ Christopher Crane
Name: Christopher Crane
Title: President and Chief Executive Officer

CONSTELLATION ENERGY CORPORATION

By:	/s/ Joseph Dominguez
Name: Joseph Dominguez
Title: President and Chief Executive Officer

Schedules to Employee Matters Agreement

Schedule A: Certain Employees Deemed to be Exelon Employees

Schedule B: Payroll Procedures for Deferred Compensation and Severance Benefits Payable to Former Shared Services Employees in 2022

Schedule C: Allocation of Losses Relating to Certain Existing Benefit Plan Claims

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